Exhibit 99.5

Preliminary Form of Proxy PLUM CREEK TIMBER COMPANY, INC. 601 UNION STREET, SUITE 3100 SEATTLE, WASHINGTON 98101-1374 VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on [ ], 2016, the day before the meeting date. Voting via the Internet is a valid proxy voting method under the laws of the State of Delaware (our state of incorporation). Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. VOTE BY TELEPHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on [ ], 2016, the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Plum Creek Timber Company, Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. If you vote by mail, your proxy card must be received before [ ], 2016 for your vote to be counted. DO NOT RETURN YOUR PROXY CARD IF YOU ARE VOTING BY TELEPHONE OR INTERNET. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: M98156-TBD KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY PLUM CREEK TIMBER COMPANY, INC. THE BOARD OF DIRECTORS OF PLUM CREEK TIMBER COMPANY, INC. RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSALS 1, 2 AND 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. For Against Abstain 1. To adopt the Agreement and Plan of Merger, dated as of November 6, 2015, between Plum Creek Timber Company, Inc. and Weyerhaeuser Company, pursuant to which Plum Creek will be merged with and into Weyerhaeuser and each outstanding share of Plum Creek common stock will be converted into the right to receive 1.60 Weyerhaeuser common shares. 2. To adjourn the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes to approve Proposal 1. 3. To approve, by a non-binding, advisory vote, the compensation that may be paid or become payable to Plum Creek Timber Company, Inc.’s named executive officers in connection with the completion of the merger. In their discretion, the Proxies are authorized to vote on such other matters as may properly come before the meeting or any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted “FOR” with respect to Proposal 1; “FOR” with respect to Proposal 2; and “FOR” with respect to Proposal 3. For address changes and/or comments, please check this box and write them on the back where indicated. PLEASE SIGN EXACTLY AS YOUR NAME APPEARS. IF ACTING AS ATTORNEY, EXECUTOR, TRUSTEE, OR IN A REPRESENTATIVE CAPACITY, SIGN NAME AND PROVIDE TITLE. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date Exhibit 99.5

Preliminary Form of Proxy Attending the Meeting in Person. Directions to the location of the Special Meeting are available at http://proxy.plumcreek.com. M98157-TBD PLUM CREEK TIMBER COMPANY, INC. This Proxy is Solicited on Behalf of the Board of Directors for the Special Meeting of Stockholders, [ ], 2016. The undersigned acknowledges receipt of (a) the Notice of Special Meeting of the Stockholders of Plum Creek T imber Company, Inc. (the “Company”) and (b) the accompanying Proxy Statement. Rick R. Holley, David W. Lambert, and James A. Kraft, or any one of them, with power of substitution and revocation, are hereby appointed Proxies of the undersigned to vote all stock of the Company which the undersigned is entitled to vote at the Special Meeting of Stockholders to be held at [ ], located at [ ], on [ ], 2016, at [ ] [a.m./p.m.] local time, or any adjournment or postponement thereof, with all powers which the undersigned would possess if personally present, upon such business as may properly come before the meeting or any adjournment or postponement thereof. THE COMPANY’S BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” WITH RESPECT TO PROPOSAL 1, AND SHARES WILL BE SO VOTED UNLESS OTHERWISE DIRECTED. THE COMPANY’S BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” WITH RESPECT TO PROPOSAL 2, AND SHARES WILL BE SO VOTED UNLESS OTHERWISE DIRECTED. THE COMPANY’S BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” WITH RESPECT TO PROPOSAL 3, AND SHARES WILL BE SO VOTED UNLESS OTHERWISE DIRECTED.

CONTINUED AND TO BE SIGNED ON REVERSE PLUM CREEK TIMBER COMPANY, INC. 601 UNION STREET, SUITE 3100 SEATTLE, WASHINGTON 98101-1374 Address Changes/Comments: (If you noted any address changes or comments above, please check corresponding box on the reverse side).